UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 3, 2016

(Date of report – date of earliest event reported)

MAUI LAND & PINEAPPLE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-06510	99-0107542
(State of incorporation)	(Commission file number)	(IRS employer identification number)

200 Village Road, Lahaina, Maui, Hawaii 96761

(Address of principal executive offices)

(808) 877-3351

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 3, 2016, Maui Land & Pineapple Company, Inc. (the “Company”) closed the sale of a 304-acre working-class community project located in West Maui, commonly referred to as Pulelehua, for $15.0 million. Proceeds from the sale were used to pay off and retire the Company’s American AgCredit term loan.

The sale resulted in a gain of approximately $14.3 million, which will be included in the Company’s operating results for the quarter ending June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: June 6, 2016	By:	/s/ TIM T. ESAKI
Tim T. Esaki
Chief Financial Officer

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